Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of LaBarge, Inc. (the “Company”) on Form 10-K for the period ended June 27, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig E. LaBarge, Chairman of the Board, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 2, 2010	/s/CRAIG E. LaBARGE
Craig E. LaBarge Chairman of the Board, Chief Executive Officer and President